                                                                     EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 2-85796 of Superior Uniform Group, Inc. (formerly Superior Surgical Mfg. Co., Inc.) on Form S-8 of our report dated February 19, 1999, appearing in the Annual Report on Form 10-K of Superior Uniform Group, Inc. for the year ended December 31, 1998.



Tampa, Florida
March 24, 1999

                                      IV-4